UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21637

Name of Fund: BlackRock Diversified Income Strategies Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock Diversified Income Strategies Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 08/31/07

Date of reporting period: 09/01/06 - 02/28/07

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock Diversified Income                                           BLACKROCK
Strategies Fund, Inc.

SEMI-ANNUAL REPORT
FEBRUARY 28, 2007 | (UNAUDITED)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock Diversified Income Strategies Fund, Inc.

The Benefits and Risks of Leveraging

BlackRock Diversified Income Strategies Fund, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will be the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.

Announcement of Annual Stockholders Meeting

The Fund has determined that its annual stockholders meeting originally scheduled to be held in April 2007 will be postponed and will be held in September 2007. Proposals of stockholders intended to be presented at the meeting must be received by the Fund by May 15, 2007 for inclusion in the Fund's proxy statement and form of proxy for that meeting. The persons named as proxies in the proxy materials for the Fund's 2007 annual meeting of stockholders may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by the Fund by July 1, 2007. Written proposals and notices should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.


2     BLACKROCK DIVERSIFIED INCOME STRATEGIES FUND, INC.      FEBRUARY 28, 2007

A Letter to Shareholders

Dear Shareholder

The new year began on a positive note for most financial markets, continuing the momentum from the fourth quarter of 2006. At the end of February, however, global equity markets registered their first significant decline since last summer. The market jitters were triggered by a significant setback in the Chinese market and were exacerbated by several concerns, notably a weakening economy, some disappointing corporate earnings announcements, geopolitical concerns related to Iran's nuclear program and increasing delinquencies in the subprime mortgage market. Despite the recent spate of volatility, underlying stock market fundamentals appear quite sound, supported by a generally good global economic backdrop, tame inflation, relatively low interest rates and attractive valuations.

Not unlike the equity market, the bond market also has seen volatility recently as observers have attempted to interpret mixed economic signals. A bond market rally late last year reversed early in 2007 as the economic data strengthened. Prices improved (and yields fell) again in February as equities struggled. Notably, the Treasury curve remained inverted for much of 2006 and into 2007. The 30-year Treasury yield stood at 4.68% on February 28, 2007, while the one-month Treasury offered the highest yield on the curve at 5.24%.

For its part, the Federal Reserve Board (the Fed) has left the target short-term interest rate on hold at 5.25% since first pausing on August 8, 2006. Although the central bankers continue to express concern about potential inflationary pressures, they also have made reference to signs of economic weakness in their public statements. Most observers expect the Fed to keep interest rates on hold for now, but acknowledge that the combination of a mild economic slowdown and moderating inflation could prompt an interest rate cut later in 2007.

Notwithstanding the volatility along the way, most major market indexes managed to post positive returns for the annual and semi-annual reporting periods ended February 28, 2007:

Total Returns as of February 28, 2007                                          6-month                12-month
==============================================================================================================
U.S. equities (Standard & Poor's 500 Index)                                    + 8.93%                 +11.97%
--------------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                   +10.76                  + 9.87
--------------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)              +12.17                  +21.07
--------------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                            + 3.66                  + 5.54
--------------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                 + 2.89                  + 4.96
--------------------------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse High Yield Index)                              + 8.62                  +12.36
--------------------------------------------------------------------------------------------------------------

If the recent market movements are any guide, 2007 could be a year of enhanced market volatility. As you navigate the uncertainties of the financial markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

                                                     Sincerely,


                                                     /s/ Robert C. Doll, Jr.

                                                     Robert C. Doll, Jr.
                                                     Fund President and Director


BLACKROCK DIVERSIFIED INCOME STRATEGIES FUND, INC.      FEBRUARY 28, 2007     3

A Discussion With Your Fund's Portfolio Managers

      The Fund outpaced its benchmark return for the period and provided an attractive yield as we continued our efforts to enhance the level of income provided to shareholders.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended February 28, 2007, the Common Stock of BlackRock Diversified Income Strategies Fund, Inc. had net annualized yields of 9.45% and 9.17%, based on a period-end per share net asset value of $19.21 and a per share market price of $19.80, respectively, and $.900 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +7.73%, based on a change in net asset value from $18.70 to $19.21, and assuming reinvestment of all distributions. By comparison, the Fund's benchmark, which is comprised 20% of the Credit Suisse High Yield Index and 80% of the Credit Suisse Leveraged Loan Index, posted a total return of +5.06% for the six-month period.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of distributions, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

The leveraged loan market, as measured by the Credit Suisse Leveraged Loan Index, returned +4.19% for the semi-annual period, while the high yield bond market, as measured by the Credit Suisse High Yield Index, returned +8.62%. Despite some volatility late in the reporting period, the non-investment grade markets continued to post strong results. The leveraged loan and the high yield markets both posted positive returns in each of the past six months. The markets have been aided by the continuation of historically low default rates and strong inflows into the asset classes, both of which have helped to support the prices of the underlying issues.

Support for the leveraged loan market also came from soaring investor demand, which pushed spreads to new lows. The primary driver of this demand is collateralized loan obligations (CLOs), which now account for approximately two-thirds of the leveraged loan market. The cost of funding for these CLOs has dropped dramatically over the past few years, enabling the structured finance vehicles to absorb bank loans at increasingly tighter spreads and still achieve their targeted equity returns. The fact that default rates are at historic lows also has assisted this trend. To supply the CLO juggernaut, the demand for bank loans has been so voracious that we have actually seen bond deals migrate to the loan market, a reversal of historic flows that typically saw deals move from loans into bonds. This trend has marginally curtailed the supply of high yield bonds, keeping spreads there tighter than they otherwise would be.

What factors most influenced Fund performance?

Given the inverted shape of the yield curve, the Fund benefited from its overweight exposure to floating rate high yield bonds and bank loans, as opposed to fixed rate high yield issues. The Fund's performance also was aided by its overweight exposure to lower-tier credits, particularly B-rated and CCC-rated issues, as these segments of the non-investment grade market generated the strongest returns. Given the relative strength of the market, we continued to make extensive use of the Fund's leverage line, with an average level of about 30% of total assets. This, too, proved beneficial to performance. (For a complete explanation of the benefits and risks of leveraging, refer to page 2 of this report to shareholders.)

What changes were made to the Fund during the period?

During the period, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and its affiliates, including Fund Asset Management, L.P., with BlackRock, Inc. to form a new independent company. While this resulted in some additions to the portfolio management team, there was no change in the overall investment philosophy or focus of the Fund. The most notable shift in sector exposures occurred in the automotive sector, where we reduced our underweight position during the period.


4     BLACKROCK DIVERSIFIED INCOME STRATEGIES FUND, INC.      FEBRUARY 28, 2007

How would you characterize the Fund's position at the close of the period?

While volatility picked up at the end of the period, resulting in an investor flight to quality, fundamental and technical valuations remained favorable for the leveraged loan and high yield markets. Even with the noise at the end of the reporting period, the leveraged loan market posted a return of +.74% in February, while the high yield market posted a return of better than +1%. This marked the seventh month out of eight in which the Credit Suisse High Yield Index posted monthly returns in excess of 1% and the eighth consecutive month that the Credit Suisse Leveraged Loan Index posted returns of at least +.50%.

Market fundamentals remain very strong, with default rates near historic lows and a new-issue calendar that is just beginning to satisfy the non-investment grade investor. As a result, we remain positioned with an overweight to lower-tier credits (B and CCC), as we expect these segments of the market to post the strongest returns.

Kevin Booth
Vice President and Portfolio Manager

Mark Williams
Portfolio Manager

April 3, 2007


BLACKROCK DIVERSIFIED INCOME STRATEGIES FUND, INC.      FEBRUARY 28, 2007     5

Portfolio Information

As of February 28, 2007

                                                                      Percent of
Ten Largest Holdings                                                  Net Assets
--------------------------------------------------------------------------------
Amkor Technology, Inc. Second Lien Term Loan,
  9.86% due 10/27/2010....................................               2.5%
Universal City Florida Holding Co. I,
  10.11% due 5/01/2010....................................               2.2
CCO Holdings LLC, 9.485% due 12/15/2010...................               2.2
Smurfit Kappa Funding Plc,
  7.75% due 4/01/2015.....................................               2.2
Abitibi-Consolidated, Inc.,
  8.855% due 6/15/2011....................................               2.2
CPI Holdco, Inc., 11.151% due 2/01/2015...................               1.8
Verso Paper Holdings LLC,
  9.11% due 8/01/2014.....................................               1.8
Simmons Bedding Co.,
  7.875% due 1/15/2014....................................               1.8
Delta Airlines, Debtor In Possession Term Loan C,
  10.098% due 3/16/2008...................................               1.7
Insight Midwest Holdings LLC Delay Draw Term Loan,
  7.61% due 4/03/2014.....................................               1.7
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Information Technology....................................              14.5%
Paper.....................................................              11.1
Cable -- U.S..............................................               9.3
Automotive................................................               9.3
Housing...................................................               7.8
--------------------------------------------------------------------------------
      For Fund compliance purposes, the Fund's Industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

--------------------------------------------------------------------------------
                                                                     Percent of
Quality Ratings by                                                      Total
S&P/Moody's                                                          Investments
--------------------------------------------------------------------------------
BB/Ba.....................................................              13.2%
B/B.......................................................              57.8
CCC/Caa...................................................              13.5
CC/Ca.....................................................               0.8
NR (Not Rated)............................................              10.9
Other*....................................................               3.8
--------------------------------------------------------------------------------
*     Includes portfolio holdings in common stocks and short-term investments.


6     BLACKROCK DIVERSIFIED INCOME STRATEGIES FUND, INC.      FEBRUARY 28, 2007

Schedule of Investments as of February 28, 2007 (Unaudited)    (in U.S. dollars)

          Face
        Amount    Corporate Bonds                                            Value
====================================================================================
Aerospace & Defense -- 2.8%
USD     160,000   Argo-Tech Corp., 9.25% due 6/01/2011                   $   173,600
EUR   2,000,000   Bombardier, Inc., 6.939% due 11/15/2013 (b)(h)           2,712,860
USD     130,000   TransDigm, Inc., 7.75% due 7/15/2014 (h)                   133,575
      3,500,000   Vought Aircraft Industries, Inc., 8% due 7/15/2011       3,412,500
                                                                         -----------
                                                                           6,432,535
====================================================================================
Automotive -- 5.2%
      2,700,000   AutoNation, Inc., 7.36% due 4/15/2013 (b)                2,740,500
      1,825,000   Delco Remy International, Inc., 9.36%
                    due 4/15/2009 (b)                                      1,774,813
        185,000   Ford Motor Co., 7.45% due 7/16/2031                        148,463
                  Ford Motor Credit Co.:
        210,000       5.80% due 1/12/2009                                    206,271
      1,340,000       8.11% due 1/13/2012 (b)                              1,347,231
      2,500,000       9.81% due 4/15/2012 (b)                              2,703,683
                  The Goodyear Tire & Rubber Co. (h):
      1,000,000       9.14% due 12/01/2009 (b)                             1,010,000
        530,000       8.625% due 12/01/2011                                  563,125
        660,000   Lear Corp., 8.75% due 12/01/2016                           636,075
        460,000   Titan International, Inc., 8% due 1/15/2012 (h)            469,200
        380,000   United Auto Group, Inc., 7.75% due 12/15/2016 (h)          386,650
                                                                         -----------
                                                                          11,986,011
====================================================================================
Broadcasting -- 3.7%
      3,000,000   Canadian Satellite Radio Holdings, Inc., 12.75%
                    due 2/15/2014                                          3,082,500
        500,000   LIN Television Corp. Series B, 6.50% due 5/15/2013         487,500
        875,000   Paxson Communications Corp., 8.757%
                    due 1/15/2012 (b)(h)                                     890,313
      1,120,000   XM Satellite Radio, Inc., 9.871% due 5/01/2013 (b)       1,106,000
      3,040,000   Young Broadcasting, Inc., 10% due 3/01/2011              3,017,200
                                                                         -----------
                                                                           8,583,513
====================================================================================
Cable -- International -- 1.7%
      3,725,000   NTL Cable Plc, 9.125% due 8/15/2016                      3,957,813
====================================================================================
Cable -- U.S. -- 5.8%
      5,000,000   CCO Holdings LLC, 9.485% due 12/15/2010 (b)              5,100,000
      3,000,000   Cablevision Systems Corp. Series B, 9.87%
                    due 4/01/2009 (b)                                      3,195,000
                  Intelsat Bermuda Ltd. (b)(h):
      3,195,000       11.354% due 6/15/2013                                3,426,638
      1,735,000       8.872% due 1/15/2015                                 1,776,206
                                                                         -----------
                                                                          13,497,844
====================================================================================
Chemicals -- 2.9%
        440,000   American Pacific Corp., 9% due 2/01/2015 (h)               443,850
                  Momentive Performance Materials, Inc. (h):
        310,000       10.125% due 12/01/2014 (e)                             326,275
        520,000       11.50% due 12/01/2016                                  540,800
      3,305,000   Nova Chemicals Corp., 8.502%
                    due 11/15/2013 (b)                                     3,305,000
      2,000,000   PolyOne Corp., 6.89% due 9/22/2008                       1,925,000
        290,000   Terra Capital, Inc., 7% due 2/01/2017 (h)                  288,550
                                                                         -----------
                                                                           6,829,475
====================================================================================
Consumer -- Durables -- 1.8%
      4,000,000   Simmons Bedding Co., 7.875% due 1/15/2014                4,100,000
====================================================================================
Consumer -- Non-Durables -- 4.5%
      3,425,000   Ames True Temper, Inc., 9.36% due 1/15/2012 (b)          3,510,625
      4,000,000   Hines Nurseries, Inc., 10.25% due 10/01/2011             3,360,000
      3,500,000   Levi Strauss & Co., 10.11% due 4/01/2012 (b)             3,574,375
                                                                         -----------
                                                                          10,445,000
====================================================================================
Diversified Media -- 3.0%
                  Affinion Group, Inc.:
USD      80,000       10.125% due 10/15/2013                                  86,400
        175,000       11.50% due 10/15/2015                                  189,875
      1,400,000   Idearc Inc., 8% due 11/15/2016 (h)                       1,438,500
      5,000,000   Universal City Florida Holding Co. I, 10.11%
                    due 5/01/2010 (b)                                      5,175,000
                                                                         -----------
                                                                           6,889,775
====================================================================================
Energy -- Exploration & Production -- 0.3%
        700,000   Stone Energy Corp., 8.11% due 7/15/2010 (b)(h)             700,875
====================================================================================
Energy -- Other -- 2.5%
        850,000   Aleris International, Inc., 9% due 12/15/2014 (e)(h)       901,000
      3,000,000   Ocean RIG ASA, 9.36% due 4/04/2011 (b)                   3,000,000
      2,000,000   Parker Drilling Co., 10.119% due 9/01/2010 (b)           2,040,000
                                                                         -----------
                                                                           5,941,000
====================================================================================
Financial -- 0.7%
      1,525,000   NCO Group, Inc., 10.23% due 11/15/2013 (b)(h)            1,532,625
====================================================================================
Food & Tobacco -- 0.1%
        200,000   Swift & Co., 12.50% due 1/01/2010                          209,500
====================================================================================
Gaming -- 3.4%
                  Galaxy Entertainment Finance Co. Ltd. (h):
        800,000       10.42% due 12/15/2010 (b)                              848,000
        375,000       9.875% due 12/15/2012                                  409,219
        800,000   Little Traverse Bay Bands of Odawa Indians,
                    10.25% due 2/15/2014 (h)                                 824,000
                  Snoqualmie Entertainment Authority (h):
        305,000       9.15% due 2/01/2014 (b)                                309,575
        140,000       9.125% due 2/01/2015                                   144,550
      1,050,000   Tropicana Entertainment, 9.625%
                    due 12/15/2014 (h)                                     1,056,563
      1,000,000   Tunica-Biloxi Gaming Authority, 9%
                    due 11/15/2015 (h)                                     1,062,500
      3,100,000   Turning Stone Resort Casino Enterprise, 9.125%
                    due 9/15/2014 (h)                                      3,224,000
                                                                         -----------
                                                                           7,878,407
====================================================================================
Health Care -- 2.5%
      1,500,000   Angiotech Pharmaceuticals, Inc., 9.11%
                    due 12/01/2013 (b)(h)                                  1,548,750
      2,000,000   Elan Finance Plc, 9.36% due 11/15/2011 (b)               2,035,000
                  HealthSouth Corp. (h):
      1,500,000       11.418% due 6/15/2014 (b)                            1,665,000
        450,000       10.75% due 6/15/2016                                   502,875
                                                                         -----------
                                                                           5,751,625
====================================================================================
Housing -- 4.6%
        920,000   Esco Corp., 9.23% due 12/15/2013 (b)(h)                    956,800
      1,607,000   Goodman Global Holding Co., Inc., 8.36%
                    due 6/15/2012 (b)                                      1,627,088
      2,850,000   Masonite Corp., 11% due 4/06/2015 (h)                    2,842,875
      2,500,000   Scranton Products, Inc., 12.117% due 7/01/2012 (b)       2,575,000
      1,250,000   Stanley-Martin Communities LLC, 9.75%
                    due 8/15/2015                                          1,143,750
      1,500,000   Technical Olympic USA, Inc., 8.25%
                    due 4/01/2011 (h)                                      1,455,000
                                                                         -----------
                                                                          10,600,513
====================================================================================
Hybrid -- 0.6%
      1,350,000   North Street Referenced Linked Notes Series 2005-8A
                    Class D, 19.86% due 6/15/2041 (b)(h)                   1,350,000
====================================================================================


BLACKROCK DIVERSIFIED INCOME STRATEGIES FUND, INC.      FEBRUARY 28, 2007     7

Schedule of Investments (continued)                            (in U.S. dollars)

          Face
        Amount    Corporate Bonds                                            Value
====================================================================================
Information Technology -- 6.1%
                  Amkor Technology, Inc.:
USD      60,000       7.75% due 5/15/2013                              $      58,200
        110,000       9.25% due 6/01/2016                                    112,200
        650,000   BMS Holdings, Inc., 12.40% due 2/15/2012 (b)(h)            640,142
        200,000   Compagnie Generale de Geophysique-Veritas,
                    7.75% due 5/15/2017                                      207,000
                  Freescale Semiconductor, Inc. (h):
      2,670,000       9.125% due 12/15/2014 (e)                            2,706,713
      2,810,000       9.23% due 12/15/2014 (b)                             2,838,100
        300,000   Nortel Networks Ltd., 9.61% due 7/15/2011 (b)(h)           321,000
        135,000   Open Solutions, Inc., 9.75% due 2/01/2015 (h)              139,388
                  SunGard Data Systems, Inc.:
      3,000,000       9.973% due 8/15/2013 (b)                             3,135,000
      2,000,000       10.25% due 8/15/2015                                 2,175,000
      1,005,000   Telcordia Technologies, Inc., 10% due 3/15/2013 (h)        939,675
        945,414   UGS Capital Corp. II, 10.348% due 6/01/2011 (e)(h)         961,959
                                                                        ------------
                                                                          14,234,377
====================================================================================
Leisure -- 0.4%
        945,000   Travelport, Inc., 9.985% due 9/01/2014 (b)(h)              975,713
====================================================================================
Manufacturing -- 4.2%
      4,000,000   CPI Holdco, Inc., 11.151% due 2/01/2015 (b)              4,130,000
        800,000   Jarden Corp., 7.50% due 5/01/2017                          811,000
                  NXP BV (h):
        670,000       8.11% due 10/15/2013 (b)                               685,075
        710,000       9.50% due 10/15/2015                                   733,075
                  RBS Global, Inc. (h):
        440,000       9.50% due 8/01/2014                                    464,200
        505,000       8.875% due 9/01/2016                                   515,100
      2,385,000   Trimas Corp., 9.875% due 6/15/2012                       2,373,075
                                                                        ------------
                                                                           9,711,525
====================================================================================
Metal -- Other -- 2.3%
                  Indalex Holding Corp.:
        500,000       11.50% due 2/01/2014                                   537,500
      1,950,000       11.50% due 2/01/2014 (h)                             2,086,500
      1,350,000   James River Coal Co., 9.375% due 6/01/2012               1,161,000
      1,425,000   RathGibson, Inc., 11.25% due 2/15/2014                   1,510,500
                                                                        ------------
                                                                           5,295,500
====================================================================================
Packaging -- 3.3%
                  Berry Plastics Holding Corp.:
         60,000       8.875% due 9/15/2014                                    62,100
      3,175,000       9.23% due 9/15/2014 (b)                              3,278,188
      1,570,000   Packaging Dynamics Finance Corp., 10%
                    due 5/01/2016 (h)                                      1,648,500
      2,750,000   Wise Metals Group LLC, 10.25% due 5/15/2012              2,653,750
                                                                        ------------
                                                                           7,642,538
====================================================================================
Paper -- 11.1%
      5,000,000   Abitibi-Consolidated, Inc., 8.855% due 6/15/2011 (b)     5,025,000
                  Ainsworth Lumber Co. Ltd. (b):
      3,000,000       9.249% due 10/01/2010                                2,535,000
      1,500,000       9.499% due 4/01/2013                                 1,170,000
      2,000,000   Boise Cascade LLC, 8.235% due 10/15/2012 (b)             2,000,000
EUR   2,000,000   LECTA SA, 0% due 2/15/2014                               2,666,543
USD   3,000,000   NewPage Corp., 11.61% due 5/01/2012 (b)                  3,270,000
      5,000,000   Smurfit Kappa Funding Plc, 7.75% due 4/01/2015           5,050,000
      4,000,000   Verso Paper Holdings LLC, 9.11%
                    due 8/01/2014 (b)(h)                                   4,120,000
                                                                        ------------
                                                                          25,836,543
====================================================================================
Retail -- 3.4%
USD     765,000   Buffets, Inc., 12.50% due 11/01/2014                       803,250
                  Michaels Stores Inc. (h):
      1,190,000       10% due 11/01/2014                                   1,273,300
      3,470,000       11.375% due 11/01/2016                               3,764,950
      1,800,000   Neiman Marcus Group, Inc., 10.375%
                    due 10/15/2015                                         2,016,000
                                                                        ------------
                                                                           7,857,500
====================================================================================
Service -- 1.5%
      1,000,000   Neff Rental LLC, 11.25% due 6/15/2012                    1,112,500
        330,000   PNA Intermediate Holding Corp., 12.36%
                    due 2/15/2013 (b)(h)                                     331,650
      1,300,000   Sally Holdings LLC, 10.50% due 11/15/2016 (h)            1,345,500
         40,000   Seitel Acquisition Corp., 9.75% due 2/15/2014 (h)           40,600
                  Yankee Acquisition Corp. (h):
        240,000       8.50% due 2/15/2015                                    245,400
        435,000       9.75% due 2/15/2017                                    445,875
                                                                        ------------
                                                                           3,521,525
====================================================================================
Telecommunications -- 1.5%
                  Nordic Telephone Co. Holdings ApS (h):
        800,000       8.875% due 5/01/2016                                   862,000
EUR     500,000       8.352% due 5/01/2016 (b)                               680,696
USD   2,000,000   Qwest Communications International, Inc.,
                    8.86% due 2/15/2009 (b)                                2,020,000
                                                                        ------------
                                                                           3,562,696
====================================================================================
Transportation -- 0.2%
        500,000   Navios Maritime Holdings, Inc., 9.50%
                    due 12/15/2014 (h)                                       513,750
====================================================================================
Utility -- 0.1%
        350,000   Conexant Systems, Inc., 9.11%
                    due 11/15/2010 (b)(h)                                    360,500
====================================================================================
Wireless Communications -- 4.5%
EUR     348,306   BCM Ireland Preferred Equity Ltd., 10.597%
                    due 2/15/2017 (e)(h)                                     466,691
USD   3,000,000   Centennial Communications Corp., 11.11%
                    due 1/01/2013 (b)                                      3,165,000
      1,650,000   Cricket Communications, Inc., 9.375%
                    due 11/01/2014 (h)                                     1,740,750
                  Digicel Group Ltd. (h):
      1,070,000       8.875% due 1/15/2015                                 1,044,588
      2,140,000       9.125% due 1/15/2015 (e)                             2,083,825
        650,000   FiberTower Corp., 9% due 11/15/2012 (a)(h)                 745,063
        200,000   Orascom Telecom Finance SCA, 7.875%
                    due 2/08/2014                                            199,000
        985,000   West Corp., 11% due 10/15/2016 (h)                       1,066,263
                                                                        ------------
                                                                          10,511,180
====================================================================================
                  Total Corporate Bonds
                  (Cost -- $194,103,433) -- 84.7%                        196,709,858
====================================================================================

====================================================================================
                  Floating Rate Loan Interests (g)
====================================================================================
Aerospace & Defense -- 1.4%
      3,148,148   Standard Aero Holdings Term Loan, 7.57% - 7.63%
                    due 8/24/2012                                          3,161,921
====================================================================================


8     BLACKROCK DIVERSIFIED INCOME STRATEGIES FUND, INC.      FEBRUARY 28, 2007

Schedule of Investments (continued)                            (in U.S. dollars)

           Face
         Amount   Floating Rate Loan Interests (g)                             Value
====================================================================================
Airlines -- 2.0%
                  Delta Air Lines:
USD   4,000,000       Debtor In Possession Term Loan C, 10.098%
                        due 3/16/2008                                    $ 4,042,172
        500,000       Term Loan B, 10.118% due 3/16/2008                     502,292
                                                                         -----------
                                                                           4,544,464
====================================================================================
Automotive -- 4.1%
                  Intermet Corp.:
      1,481,481       First Lien Term Loan, 10.39% due 11/08/2010          1,237,037
        518,519       Letter of Credit, 10.20%
                        due 11/08/2010                                       432,963
                  JL French Corp.:
      1,000,000       First Lien Term Loan B, 8.375% due 6/05/2011           974,375
      1,000,000       Second Lien Term Loan,
                        10.875% due 6/05/2012                                916,667
                  Metaldyne Corp.:
         86,538       Letter of Credit, 8.92% - 9.125%
                        due 1/15/2012                                         87,476
        627,404       Term Loan, 9.125% due 1/15/2014                        634,201
                  Navistar International Transportation Corp.:
        800,000       Revolving Credit, 5.22% - 8.61%
                        due 6/30/2012                                        813,200
      2,200,000       Term Loan, 8.61% due 6/30/2012                       2,236,300
      2,250,000   Visteon Corp. Term Loan, 8.38% due 6/13/2013             2,271,375
                                                                         -----------
                                                                           9,603,594
====================================================================================
Broadcasting -- 1.7%
      2,000,000   Ellis Communications Term Loan, 10%
                    due 12/30/2011                                         1,995,000
      1,000,000   NEP II, Inc. Term Loan B, 7.760%
                    due 2/13/2014                                          1,009,688
      1,000,000   Persona Communications Second Lien Term Loan,
                    11.373% due 4/30/2014                                  1,008,750
                                                                         -----------
                                                                           4,013,438
====================================================================================
Cable -- U.S. -- 3.5%
                  Cequel Communications:
      2,024,137       First Lien A, 7.61% due 11/05/2013                   2,043,429
      2,000,000       Second Lien Term Loan A, 9.86% due 5/04/2014         2,048,750
      4,000,000   Insight Midwest Holdings LLC Delay Draw Term Loan,
                    7.61% due 4/03/2014                                    4,037,000
                                                                         -----------
                                                                           8,129,179
====================================================================================
Chemicals -- 1.1%
      3,000,000   Wellman, Inc. Second Lien Term Loan, 12.11%
                    due 2/10/2010                                          2,586,000
====================================================================================
Consumer -- Durables -- 0.2%
        500,000   Evenflo Co., Inc. Term Loan, 7.82% due 2/15/2013           504,375
====================================================================================
Diversified Media -- 4.4%
      1,150,000   Affinion Group Term Loan, 11.66% due 3/01/2012           1,137,542
        525,000   Alix Partners Term Loan, 7.86% due 10/30/2013              528,609
      4,000,000   Idearc Inc. Term Loan, 7.33% - 7.35%
                    due 11/15/2014                                         4,032,500
      1,995,000   Nielsen Finance LLC Term Loan, 7.61%
                    due 8/09/2013                                          2,012,975
                  Penton Media Term Loan:
      1,000,000       7.625% due 2/15/2013                                 1,009,167
      1,000,000       10.345% due 2/15/2014                                1,018,125
        520,000   Riverdeep Group Ltd. Bridge Loan, 11.066%
                    due 12/21/2007                                           518,700
                                                                         -----------
                                                                          10,257,618
====================================================================================
Energy -- Exploration & Production -- 1.5%
USD   3,000,000   Frontier Drilling Term Loan B, 8.62% - 8.69%
                    due 6/21/2013                                          3,000,000
        496,250   MEG Energy Corp. Term Loan, 7.375%
                    due 4/03/2013                                            499,429
                                                                         -----------
                                                                           3,499,429
====================================================================================
Energy -- Other -- 2.5%
                  Alon USA, Inc.:
      2,211,111       Paramount Facility, 7.62% - 7.876%
                        due 6/22/2013                                      2,223,549
        276,389       Term Loan, 7.57% - 7.62% due 6/22/2013                 277,944
        250,000   Exco Resources, Inc. Term Loan, 10.938% -
                    11.375% due 10/31/2011                                   252,188
      3,000,000   Scorpion Drilling Ltd. Second Lien Term Loan,
                    13.61% due 5/05/2015                                   3,090,000
                                                                         -----------
                                                                           5,843,681
====================================================================================
Financial -- 1.3%
                  JG Wentworth Manufacturing Term Loan:
      2,000,000       8.864% due 4/12/2011                                 2,020,000
      1,000,000       8.864% due 4/14/2011                                 1,010,000
                                                                         -----------
                                                                           3,030,000
====================================================================================
Food & Tobacco -- 3.7%
                  Aramark Corp.:
        197,524       Letter of Credit, 7.445% due 1/30/2014                 199,475
      2,802,476       Term Loan, 7.445% due 1/30/2014                      2,830,150
        500,000   Bolthouse Farms, Inc. Second Lien Term Loan,
                    10.864% due 12/01/2013                                   505,417
                  Dole Food Co., Inc.:
        416,888       Term Loan B, 7.438% - 9.25% due 4/12/2013              417,097
        697,184       Term Loan C, 7.438% - 9.25% due 3/31/2013              697,533
        692,442       Term Loan C, 7.438% - 9.25% due 4/12/2013              692,788
        186,684       Tranche B, 5.23% due 4/12/2013                         186,777
                  Quiznos LLC:
        995,000       First Lien Term Loan, 7.75% due 5/05/2013              999,008
      1,000,000       Second Lien Term Loan, 11.117%
                        due 11/05/2013                                     1,004,028
      1,000,000   Sturm Foods Inc. Term Loan, 7.875%
                    due 1/30/2014                                          1,005,938
                                                                         -----------
                                                                           8,538,211
====================================================================================
Gaming -- 2.2%
      1,000,000   Edge-Star Partners LLC First Lien Term Loan,
                    9.375% due 11/18/2007                                  1,000,000
        500,000   Foamex LP Term Loan, 7.57% due 2/15/2013                   503,750
        500,000   Great Canadian Gaming Corp. Term Loan B,
                    6.86% due 2/15/2014                                      502,813
                  Green Valley Ranch Gaming LLC Term Loan:
        481,818       7.36% due 1/29/2012                                    487,038
        500,000       8.61% due 1/29/2012                                    508,000
      2,000,000   Venetian Macau U.S. Finance Co. LLC Term Loan B,
                    8.12% due 5/25/2013                                    2,020,250
                                                                         -----------
                                                                           5,021,851
====================================================================================
Health Care -- 1.3%
      3,000,000   Health Management Associates, Inc. Term Loan B,
                    7.07% due 1/15/2014                                    3,021,564
====================================================================================


BLACKROCK DIVERSIFIED INCOME STRATEGIES FUND, INC.      FEBRUARY 28, 2007     9

Schedule of Investments (continued)                            (in U.S. dollars)

           Face
         Amount   Floating Rate Loan Interests (g)                             Value
====================================================================================
Housing -- 3.2%
USD   3,000,000   LNR Property Corp. Term Loan B, 8.11%
                    due 7/12/2011                                       $  3,017,679
      1,881,179   Lake at Las Vegas Joint Venture Term Loan,
                    10% - 10.12% due 11/01/2009                            1,892,265
      2,497,500   Ply Gem Industries, Inc. First Lien Term Loan,
                    8.37% - 11.12% due 10/31/2011                          2,525,597
                                                                        ------------
                                                                           7,435,541
====================================================================================
Information Technology -- 8.4%
      1,638,379   Activant Solutions Term Loan, 7.375%
                    due 5/02/2013                                          1,639,403
      5,500,000   Amkor Technology, Inc. Second Lien Term Loan,
                    9.86% due 10/27/2010                                   5,694,794
      3,000,000   Aspect Software Second Lien Term Loan, 12.438%
                    due 7/05/2012                                          3,005,001
      1,000,000   ClientLogic Holding Corp. Term Loan B,
                    7.82% - 7.86% due 1/30/2014                            1,005,417
                  Dealer Comp Services:
      2,000,000       First Lien Term Loan, 7.82% due 10/31/2012           2,018,572
      1,500,000       Second Lien Term Loan, 10.82%
                        due 10/31/2013                                     1,542,657
        500,000   Intergraph Corp. Term Loan, 11.36% due 11/15/2014          503,438
      4,000,000   Sanmina-SCI Corp. Term Loan, 7.875%
                    due 1/30/2008                                          4,016,000
                                                                        ------------
                                                                          19,425,282
====================================================================================
Leisure -- 1.3%
      1,080,000   Easton-Bell Sports Inc. Term Loan B, 11.39%
                    due 5/01/2012                                          1,053,000
      2,000,000   National Cinemedia LLC Term Loan B, 7.09%
                    due 2/28/2015                                          2,015,000
                                                                        ------------
                                                                           3,068,000
====================================================================================
Manufacturing -- 1.5%
      1,500,000   Babcocks & Wilcox Letter of Credit, 5.264%
                    due 2/22/2012                                          1,515,000
      1,000,000   Baldor Electric Co. Term Loan B, 7.063%
                    due 2/15/2014                                          1,008,500
      1,000,000   Brand Energy Term Loan B, 7.625% due 2/15/2014           1,011,250
                                                                        ------------
                                                                           3,534,750
====================================================================================
Metal -- Other -- 1.9%
                  Euramax International Plc:
        828,947       Second Lien Term Loan, 12.36% due 6/29/2013            832,056
      1,275,633       Tranche 3 Term Loan B, 8.063% due 6/29/2012          1,279,459
      1,671,053       Tranche 4 Second Lien Term Loan, 12.36%
                        due 6/29/2013                                      1,677,319
                  Wire Rope Corp. of America, Inc.:
         85,714       Delayed Draw Term Loan, 9.50% due 1/30/2014             86,357
        535,714       Term Loan B, 7.60% - 7.61% due 1/30/2014               539,732
                                                                        ------------
                                                                           4,414,923
====================================================================================
Packaging -- 2.3%
      1,822,906   Anchor Glass Container Corp. Term Loan B,
                    7.614% - 7.62% due 5/03/2013                           1,818,349
      3,571,429   Graham Packaging Co. LP Second Lien Term Loan,
                    9.625% due 4/07/2012                                   3,603,571
                                                                        ------------
                                                                           5,421,920
====================================================================================
Retail -- 0.2%
USD     400,000   Petco Animal Supplies, Inc. Term Loan, 8.10%
                    due 10/31/2012                                           404,417
====================================================================================
Service -- 1.9%
      1,620,426   Alliance Laundry Systems LLC Term Loan,
                    7.57% - 7.60% due 1/27/2012                            1,632,579
        750,000   Brickman Group, Inc. Term Loan, 7.36% - 7.399%
                    due 1/23/2014                                            753,281
      2,000,000   NES Rentals Holdings, Inc. Term Loan C, 12.125%
                    due 7/12/2013                                          2,012,500
                                                                        ------------
                                                                           4,398,360
====================================================================================
Steel -- 0.3%
        750,000   McJunkin Corp. Term Loan, 7.595% due 1/30/2014             757,500
====================================================================================
Telecommunications -- 0.2%
        500,000   Kentucky Data Link Inc. Term Loan B, 7.57%
                    due 2/28/2015                                            503,750
====================================================================================
Utility -- 1.7%
      1,000,000   Calpine Corp. Second Priority Debtor in Possession
                    Term Loan, 9.364% due 12/20/2007                       1,008,321
      3,000,000   Generac Portable Products, Inc. Second Lien Term
                    Loan, 11.36% due 5/15/2014                             2,992,500
                                                                        ------------
                                                                           4,000,821
====================================================================================
Wireless Communications -- 1.9%
      2,000,000   West Corp. Term Loan, 8.10% due 10/31/2013               2,016,388
      2,250,000   Wind Telecomunicazione SpA Term Loan B, 12.54%
                    due 12/21/2011                                         2,262,656
                                                                        ------------
                                                                           4,279,044
====================================================================================
                  Total Floating Rate Loan Interests
                  (Cost -- $129,871,892) -- 55.7%                        129,399,633
====================================================================================

====================================================================================
        Shares
          Held    Common Stocks
====================================================================================
Manufacturing -- 1.3%
        176,126   Medis Technologies Ltd. (d)                              3,025,845
------------------------------------------------------------------------------------
                  Total Common Stocks
                  (Cost -- $3,229,974) -- 1.3%                             3,025,845
====================================================================================

====================================================================================
    Beneficial
      Interest    Short-Term Securities
====================================================================================
USD   9,775,931   BlackRock Liquidity Series, LLC
                    Cash Sweep Series 5.33% (c)(f)                         9,775,931
------------------------------------------------------------------------------------
                  Total Short-Term Securities
                  (Cost -- $9,775,931) -- 4.2%                             9,775,931
------------------------------------------------------------------------------------
Total Investments (Cost -- $336,981,230*) -- 145.9%                      338,911,267

Liabilities in Excess of Other Assets -- (45.9%)                        (106,634,623)
                                                                       -------------
Net Assets -- 100.0%                                                   $ 232,276,644
                                                                       =============


10     BLACKROCK DIVERSIFIED INCOME STRATEGIES FUND, INC.      FEBRUARY 28, 2007

Schedule of Investments (concluded)                            (in U.S. dollars)

* The cost and unrealized appreciation (depreciation) of investments as of February 28, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost........................................      $ 336,546,792
                                                                  =============
      Gross unrealized appreciation.........................      $   6,411,951
      Gross unrealized depreciation.........................         (4,047,476)
                                                                  -------------
      Net unrealized appreciation...........................      $   2,364,475
                                                                  =============

(a)   Convertible security.
(b)   Floating rate security.
(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                        Net             Interest
      Affiliate                                      Activity            Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series,
        LLC Cash Sweep Series                       $7,770,658          $103,412
      --------------------------------------------------------------------------

(d)   Non-income producing security.
(e) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(f)   Represents the current yield as of February 28, 2007.
(g) Floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks, or (iii) the certificate of deposit rate.
(h) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.
o Forward foreign exchange contracts as of February 28, 2007 were as follows:

      --------------------------------------------------------------------------
      Foreign                                    Settlement         Unrealized
      Currency Sold                                 Date           Depreciation
      --------------------------------------------------------------------------
      EUR    4,340,000                           April 2007            $(83,834)
      --------------------------------------------------------------------------
      Total Unrealized Depreciation on Forward Foreign Exchange
      Contracts -- Net (USD Commitment -- $5,671,477)                  $(83,834)
                                                                       ========

o     Swaps outstanding as of February 28, 2007 were as follows:

      --------------------------------------------------------------------------------
                                                                          Unrealized
                                                            Notional     Appreciation
                                                             Amount     (Depreciation)
      --------------------------------------------------------------------------------
      Sold credit default protection on Novelis Inc.
        and receive 1.4%

      Broker, JPMorgan Chase
        Expires January 2008                             $ 2,000,000       $   (2,816)

      Sold credit default protection on General
        Motors Corp. and receive 5.25%

      Broker, Morgan Stanley Capital Services, Inc.
        Expires June 2008                                $ 3,000,000          133,611

      Sold credit default protection on Ford
        Motor Co. and receive 4.2%

      Broker, Deutsche Bank
        Expires March 2010                               $ 4,000,000           59,384

      Sold credit default protection on ACES
        High Yield Index (10% - 13% Tranche)
        and receive 5.0%

      Broker, Morgan Stanley Capital Services, Inc.
        Expires March 2010                               $ 7,000,000          982,499

      Sold credit default protection on BAA
        Ferovial Junior Term Loan
        and receive 2.0%

      Broker, Deutsche Bank
        Expires June 2012                                $   300,000               --

      Bought credit default protection on
        Smithfield Foods, Inc. and pay 1.52%

      Broker, Credit Suisse First Boston
        Expires March 2012                               $ 1,000,000             (481)

      Pay a fixed rate of 4.823% and receive a floating rate based on 3-month LIBOR

      Broker, JPMorgan Chase
        Expires January 2013                             $20,000,000          185,754

      Pay a fixed rate of 4.853% and receive a floating rate based on 3-month LIBOR

      Broker, Lehman Brothers Special Finance
        Expires March 2013                               $31,000,000          243,166
      --------------------------------------------------------------------------------
      Total                                                                $1,601,117
                                                                           ==========

o     Currency Abbreviations:

      EUR   Euro
      USD   U.S. Dollar

      See Notes to Financial Statements.


BLACKROCK DIVERSIFIED INCOME STRATEGIES FUND, INC.      FEBRUARY 28, 2007     11

Statement of Assets, Liabilities and Capital

As of February 28, 2007 (Unaudited)
=================================================================================================================================
Assets
---------------------------------------------------------------------------------------------------------------------------------
              Investments in unaffiliated securities, at value (identified cost -- $327,205,299)                    $ 329,135,336
              Investments in affiliated securities, at value (identified cost -- $9,775,931) .                          9,775,931
              Unrealized appreciation on swaps ...............................................                          1,604,414
              Receivables:
                 Interest receivable .........................................................    $   4,741,410
                 Securities sold .............................................................        1,888,819
                 Swaps .......................................................................          573,307
                 Commitment fees .............................................................            4,841         7,208,377
                                                                                                  -------------
              Prepaid expenses ...............................................................                             14,032
                                                                                                                    -------------
              Total assets ...................................................................                        347,738,090
                                                                                                                    -------------
=================================================================================================================================
Liabilities
---------------------------------------------------------------------------------------------------------------------------------
              Loans ..........................................................................                         90,000,000
              Bank overdraft .................................................................                          5,011,817
              Unfunded loan commitment .......................................................                              2,812
              Unrealized depreciation on forward foreign exchange contracts ..................                             83,834
              Unrealized depreciation on swaps ...............................................                              3,297
              Payables:
                 Securities purchased ........................................................       19,278,216
                 Swaps .......................................................................          779,132
                 Investment adviser ..........................................................          186,513
                 Interest on loans ...........................................................           54,276
                 Other affiliates ............................................................            1,790        20,299,927
                                                                                                  -------------
              Accrued expenses ...............................................................                             59,759
                                                                                                                    -------------
              Total liabilities ..............................................................                        115,461,446
                                                                                                                    -------------
=================================================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------------------------
              Net assets .....................................................................                      $ 232,276,644
                                                                                                                    =============
=================================================================================================================================
Capital
---------------------------------------------------------------------------------------------------------------------------------
              Common Stock, par value $.10 per share; 200,000,000 shares authorized
               (12,090,244 shares issued and outstanding) ....................................                      $   1,209,024
              Paid-in capital in excess of par ...............................................                        229,229,633
              Undistributed investment income -- net .........................................    $   1,431,171
              Accumulated realized capital losses -- net .....................................       (3,038,424)
              Unrealized appreciation -- net .................................................        3,445,240
                                                                                                  -------------
              Total accumulated earnings -- net ..............................................                          1,837,987
                                                                                                                    -------------
              Total capital -- Equivalent to $19.21 net asset value per share of
               Common Stock (market price -- $19.80) .........................................                      $ 232,276,644
                                                                                                                    =============

      See Notes to Financial Statements.


12     BLACKROCK DIVERSIFIED INCOME STRATEGIES FUND, INC.      FEBRUARY 28, 2007

Statement of Operations

For the Six Months Ended February 28, 2007 (Unaudited)
=================================================================================================================================
Investment Income
---------------------------------------------------------------------------------------------------------------------------------
                       Interest (including $103,412 from affiliates) .........................                      $  15,021,597
                       Other income ..........................................................                            148,649
                                                                                                                    -------------
                       Total income ..........................................................                         15,170,246
                                                                                                                    -------------
=================================================================================================================================
Expenses
---------------------------------------------------------------------------------------------------------------------------------
                       Loan interest expense .................................................    $   2,702,371
                       Investment advisory fees ..............................................        1,203,650
                       Borrowing costs .......................................................           85,147
                       Professional fees .....................................................           41,752
                       Accounting services ...................................................           40,243
                       Printing and shareholder reports ......................................           20,524
                       Directors' fees and expenses ..........................................           20,142
                       Transfer agent fees ...................................................           17,070
                       Custodian fees ........................................................           13,857
                       Pricing services ......................................................           10,112
                       Listing fees ..........................................................            9,418
                       Other .................................................................            9,438
                                                                                                  -------------
                       Total expenses ........................................................                          4,173,724
                                                                                                                    -------------
                       Investment income -- net ..............................................                         10,996,522
                                                                                                                    -------------
=================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
---------------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments -- net .................................................         (806,428)
                          Swaps -- net .......................................................          505,407
                          Foreign currency transactions -- net ...............................          (40,800)         (341,821)
                                                                                                  -------------
                       Change in unrealized appreciation/depreciation on:
                          Investments -- net .................................................        6,320,798
                          Unfunded corporate loans -- net ....................................            5,809
                          Swaps -- net .......................................................           77,621
                          Foreign currency transactions -- net ...............................          (83,719)        6,320,509
                                                                                                  -------------------------------
                       Total realized and unrealized gain -- net .............................                          5,978,688
                                                                                                                    -------------
                       Net Increase in Net Assets Resulting from Operations ..................                      $  16,975,210
                                                                                                                    =============

      See Notes to Financial Statements.


BLACKROCK DIVERSIFIED INCOME STRATEGIES FUND, INC.      FEBRUARY 28, 2007     13

Statements of Changes in Net Assets

                                                                                                    For the Six
                                                                                                   Months Ended        For the
                                                                                                   February 28,       Year Ended
                                                                                                       2007           August 31,
Increase (Decrease) in Net Assets:                                                                  (Unaudited)          2006
=================================================================================================================================
Operations
---------------------------------------------------------------------------------------------------------------------------------
              Investment income -- net .......................................................    $  10,996,522     $  21,188,611
              Realized loss -- net ...........................................................         (341,821)       (2,699,062)
              Change in unrealized appreciation/depreciation -- net ..........................        6,320,509         5,700,291
                                                                                                  -------------------------------
              Net increase in net assets resulting from operations ...........................       16,975,210        24,189,840
                                                                                                  -------------------------------
=================================================================================================================================
Dividends to Shareholders
---------------------------------------------------------------------------------------------------------------------------------
              Dividends to shareholders from investment income -- net ........................      (10,827,372)      (20,336,039)
                                                                                                  -------------------------------
=================================================================================================================================
Stock Transactions
---------------------------------------------------------------------------------------------------------------------------------
              Value of shares issued to Common Stock shareholders in reinvestment of dividends        1,973,271           558,690
              Offering costs resulting from the issuance of Common Stock .....................               --            (4,659)
                                                                                                  -------------------------------
              Net increase in net assets resulting from stock transactions ...................        1,973,271           554,031
                                                                                                  -------------------------------
=================================================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------------------------
              Total increase in net assets ...................................................        8,121,109         4,407,832
              Beginning of period ............................................................      224,155,535       219,747,703
                                                                                                  -------------------------------
              End of period* .................................................................      232,276,644     $ 224,155,535
                                                                                                  ===============================
               * Undistributed investment income -- net ......................................    $   1,431,171     $   1,262,021
                                                                                                  ===============================

      See Notes to Financial Statements.


14     BLACKROCK DIVERSIFIED INCOME STRATEGIES FUND, INC.      FEBRUARY 28, 2007

Statement of Cash Flows

For the Six Months Ended February 28, 2007 (Unaudited)
=================================================================================================================================
Cash Provided by Operating Activities
---------------------------------------------------------------------------------------------------------------------------------
                       Net increase in net assets resulting from operations ....................................    $  16,975,210
                       Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                          Decrease in receivables ..............................................................          301,574
                          Decrease in other liabilities ........................................................          (15,289)
                          Realized and unrealized gain -- net ..................................................       (5,270,257)
                          Amortization of premium and discount .................................................          175,866
                          Realized loss on foreign currency transactions .......................................          (40,688)
                       Proceeds from sales and paydowns of long-term securities ................................      117,511,209
                       Purchases of long-term securities .......................................................     (119,226,757)
                       Purchases of short-term securities ......................................................       (7,768,584)
                                                                                                                    -------------
                       Cash provided by operating activities ...................................................        2,642,284
                                                                                                                    -------------
=================================================================================================================================
Cash Used for Financing Activities
---------------------------------------------------------------------------------------------------------------------------------
                       Cash receipts from borrowings ...........................................................       31,300,000
                       Cash payments on borrowings .............................................................      (30,100,000)
                       Dividends paid to shareholders ..........................................................       (8,854,101)
                       Increase in bank overdraft ..............................................................        5,011,817
                                                                                                                    -------------
                       Cash used for financing activities ......................................................       (2,642,284)
                                                                                                                    -------------
=================================================================================================================================
Cash
---------------------------------------------------------------------------------------------------------------------------------
                       Net increase/decrease in cash ...........................................................                0
                       Cash at beginning of period .............................................................                0
                                                                                                                    -------------
                       Cash at end of period ...................................................................    $           0
                                                                                                                    =============
=================================================================================================================================
Cash Flow Information
---------------------------------------------------------------------------------------------------------------------------------
                       Cash paid for interest ..................................................................    $   2,738,162
                                                                                                                    =============
=================================================================================================================================
Noncash Financing Activities
---------------------------------------------------------------------------------------------------------------------------------
                       Capital shares issued in reinvestment of dividends paid to shareholders .................    $   1,973,271
                                                                                                                    =============

      See Notes to Financial Statements.


BLACKROCK DIVERSIFIED INCOME STRATEGIES FUND, INC.      FEBRUARY 28, 2007     15

Financial Highlights

                                                                                      For the Six
                                                                                      Months Ended       For the    For the Period
                                                                                      February 28,     Year Ended  January 31, 2005+
The following per share data and ratios have been derived                                 2007         August 31,   to August 31,
from information provided in the financial statements.                                 (Unaudited)        2006           2005
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ....................................    $  18.70       $  18.38       $  19.10
                                                                                         -------------------------------------------
            Investment income -- net*** .............................................         .91           1.77            .84
            Realized and unrealized gain (loss) -- net ..............................         .50            .25           (.77)
                                                                                         -------------------------------------------
            Total from investment operations ........................................        1.41           2.02            .07
                                                                                         -------------------------------------------
            Less dividends from investment income -- net ............................        (.90)         (1.70)          (.75)
                                                                                         -------------------------------------------
            Offering costs resulting from the issuance of Common Stock ..............          --             --++         (.04)
                                                                                         -------------------------------------------
            Net asset value, end of period ..........................................    $  19.21       $  18.70       $  18.38
                                                                                         ===========================================
            Market price per share, end of period ...................................    $  19.80       $  18.85       $  17.53
                                                                                         ===========================================
====================================================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ......................................          --@         11.99%           .42%@
                                                                                         ===========================================
            Based on market price per share .........................................          --@         18.36%         (8.53%)@
                                                                                         ===========================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of waiver and excluding interest expense ..................        1.31%*         1.29%          1.00%*
                                                                                         ===========================================
            Expenses, net of waiver .................................................        3.71%*         3.17%          2.20%*
                                                                                         ===========================================
            Expenses ................................................................        3.71%*         3.17%          2.48%*
                                                                                         ===========================================
            Investment income -- net ................................................        9.78%*         9.57%          7.88%*
                                                                                         ===========================================
====================================================================================================================================
Leverage
------------------------------------------------------------------------------------------------------------------------------------
            Amount of borrowings, end of period (in thousands) ......................    $ 90,000       $ 88,800       $101,400
                                                                                         ===========================================
            Average amount of borrowings outstanding during the period (in thousands)    $ 96,940       $ 86,132       $ 75,543
                                                                                         ===========================================
            Average amount of borrowings outstanding per share during the period*** .    $   8.06       $   7.20       $   6.33
                                                                                         ===========================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ................................    $232,277       $224,156       $219,748
                                                                                         ===========================================
            Portfolio turnover ......................................................       37.39%         64.29%         17.43%
                                                                                         ===========================================

*     Annualized.
** Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Commencement of operations.
++    Amount is less than $(.01) per share.
@     Aggregate total investment return.

      See Notes to Financial Statements.


16     BLACKROCK DIVERSIFIED INCOME STRATEGIES FUND, INC.      FEBRUARY 28, 2007

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies:

BlackRock Diversified Income Strategies Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol DVF.

(a) Corporate debt obligations -- The Fund invests principally in debt obligations of companies, including loan interests made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks or other financial institutions, the Fund's investment in loan interests could be considered concentrated in financial institutions.

(b) Valuation of investments -- Loan interests are valued in accordance with guidelines established by the Board of Directors. As of October 2, 2006, floating rate loan interests will be valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from the Loan Pricing Corporation. Previously, floating rate loan interests were valued at the mean between the last available bid and asked prices as obtained from the same pricing source. This change had no significant effect on the valuation of these loans. For the limited number of loan interests for which no reliable price quotes are available, such loan interests may be valued by Loan Pricing Corporation through the use of pricing matrixes to determine valuations. If the pricing service does not provide a value for loan interests, BlackRock Advisors, LLC (the "Manager"), a wholly owned subsidiary of BlackRock, Inc., will value the loan interests at fair value, which is intended to approximate market value.

Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions in securities traded in the OTC market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions in securities traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Manager believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements will be valued at cost plus accrued interest.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset


BLACKROCK DIVERSIFIED INCOME STRATEGIES FUND, INC.      FEBRUARY 28, 2007     17
value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Manager using a pricing service and/or procedures approved by the Fund's Board of Directors.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or exceeds the premiums paid or received).

      Written and purchased options are non-income producing investments.

o Swaps -- The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to swap agreements.

(d) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(e) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.


18     BLACKROCK DIVERSIFIED INCOME STRATEGIES FUND, INC.      FEBRUARY 28, 2007

(f) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(g) Offering costs -- Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital.

(h) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in other periods to permit the Fund to maintain a more stable level of dividends.

(i) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(j) Bank overdraft -- The Fund recorded a bank overdraft, which resulted from management estimates of available cash.

(k) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued "Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8%


BLACKROCK DIVERSIFIED INCOME STRATEGIES FUND, INC.      FEBRUARY 28, 2007     19
economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

The Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Fund's Manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .75% of the Fund's average daily net assets plus the proceeds of any outstanding borrowings used for leverage. In addition, the Manager has entered into a Sub-Advisory Agreement with BlackRock Financial Management, Inc., an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of the Manager, or its affiliates. Pursuant to that order, the Fund has retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

For the six months ended February 28, 2007, the Fund reimbursed FAM and the Manager $335 and $1,675, respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of FAM, PSI, MLIM, Merrill Lynch, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended February 28, 2007 were $138,504,973 and $119,276,136, respectively.

4. Common Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding for the six months ended February 28, 2007 and the year ended August 31, 2006 increased by 104,781 and 30,227, respectively, as a result of dividend reinvestment.

5. Unfunded Loan Commitment:

As of February 28, 2007, the Fund had unfunded loan commitments of approximately $2,497,000 which would be extended at the option of the borrower, pursuant to the following loan agreements:

                                                                  (in Thousands)
--------------------------------------------------------------------------------
                                                                     Value of
                                                Unfunded            Underlying
Borrower                                       Commitment              Loan
--------------------------------------------------------------------------------

Calpine Corp. ...........................        $1,000                $ 997
MEG Energy Corp. ........................         $ 500                $ 497
Venetian Macau U.S.
  Finance Co. ...........................        $1,000               $1,003
--------------------------------------------------------------------------------

6. Short-Term Borrowings:

On May 22, 2006, the Fund renewed its revolving credit and security agreement funded by a commercial paper asset securitization program with Citicorp North America, Inc. ("Citicorp") as Agent, certain secondary backstop lenders, and certain asset securitization conduits as lenders (the "Lenders"). The agreement was renewed for one year and has a maximum limit of $125,000,000. Under the Citicorp program, the conduits will fund advances to the Fund


20     BLACKROCK DIVERSIFIED INCOME STRATEGIES FUND, INC.      FEBRUARY 28, 2007

Notes to Financial Statements (concluded)

through the issuance of highly rated commercial paper. As security for its obligations to the Lenders under the revolving securitization facility, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper plus a program fee. The Fund pays additional borrowing costs including a backstop commitment fee.

The weighted average annual interest rate was 5.62% and the average borrowing was approximately $96,940,000 for the year ended February 28, 2007.

7. Capital Loss Carryforward:

On August 31, 2006, the Fund had a capital loss carryforward of $1,755,964, all of which expires in 2014. This amount will be available to offset like amounts of any future taxable gains.

8. Subsequent Event:

The Fund paid an ordinary income dividend in the amount of $.150000 per share on March 30, 2007 to shareholders of record on March 15, 2007.


BLACKROCK DIVERSIFIED INCOME STRATEGIES FUND, INC.      FEBRUARY 28, 2007     21

Officers and Directors

Robert C. Doll, Jr., President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Donald C. Burke, Vice President and Treasurer
Kevin J. Booth, Vice President
Jeffrey Hiller, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010
800-426-5523

NYSE Symbol

DVF

--------------------------------------------------------------------------------
Effective January 1, 2007, Edward D. Zinbarg retired as a Director of BlackRock Diversified Income Strategies Fund, Inc. The Fund's Board of Directors wishes Mr. Zinbarg well in his retirement.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Effective April 13, 2007, Jeffrey Hiller resigned his position as Chief Compliance Officer of the Fund. Also effective April 13, 2007, Karen Clark was appointed Chief Compliance Officer of the Fund. Ms. Clark has been a Managing Director of BlackRock, Inc. since 2007. She was a Director thereof from 2005 to 2007. Prior to that, Ms. Clark was a principal and senior compliance officer at State Street Global Advisors from 2001 to 2005. Ms. Clark was a principal consultant with PricewaterhouseCoopers, LLP from 1998 to 2001. From 1993 to 1998, Ms. Clark was Branch Chief, Division of Investment Management and Office of Compliance Examinations, with the U.S. Securities and Exchange Commission.
--------------------------------------------------------------------------------

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


22     BLACKROCK DIVERSIFIED INCOME STRATEGIES FUND, INC.      FEBRUARY 28, 2007

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.


BLACKROCK DIVERSIFIED INCOME STRATEGIES FUND, INC.      FEBRUARY 28, 2007     23

BlackRock Diversified Income Strategies Fund, Inc. seeks a high current income by investing primarily in a diversified portfolio of floating rate debt securities and instruments.

This report, including the financial information herein, is transmitted for use only to shareholders of BlackRock Diversified Income Strategies Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Past performance results shown in this report should not be considered a representation of future performance. The Fund leverages its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

BlackRock Diversified Income Strategies Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BlackRock

                                                                      #DISP-2/07

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of February 28, 2007.

         (a)(1) The Fund is managed by a team of investment professionals that is responsible for the day-to-day management of the Fund's portfolio. The lead members of this team are Mark J. Williams, Managing Director at BlackRock, and Kevin J. Booth, Managing Director at BlackRock. Mr. Williams and Mr. Booth each has been a portfolio manager of the Fund since 2006. Mr. William is responsible for setting the Fund's overall investment strategy and overseeing the management of the Fund. Mr. Booth is responsible for the day-to-day management of the Fund's portfolio and the selection of its investments.

                Mr. Williams is the head of BlackRock's bank loan group and a member of the Investment Strategy Group. His primary responsibility is originating and evaluating bank loan investments for the firm's collateralized bond obligations. He is also involved in the evaluation and sourcing of mezzanine investments. Prior to joining BlackRock in 1998, Mr. Williams spent eight years with PNC Bank's New York office and was a founding member of the bank's Leveraged Finance Group. In that capacity he was responsible for structuring proprietary middle market leveraged deals and sourcing and evaluating broadly syndicated leveraged loans in the primary and secondary markets for PNC Bank's investment portfolio. From 1984 until 1990, Mr. Williams worked in PNC Bank's Philadelphia office in a variety of marketing and corporate finance positions.

                Mr. Booth is a member of BlackRock's bank loan group. He joined BlackRock in 2006. Prior to joining BlackRock, Mr. Booth was a Managing Director (Global Fixed Income) of Merrill Lynch Investment Managers, L.P. ("MLIM") since 2006 and a member of MLIM's bank loan group from 2000 to 2006. He was a Director of MLIM from 2000 to 2006 and was a Vice President of MLIM from 1994 to 2000. He has been portfolio manager with BlackRock or MLIM since 2000.

         (a)(2) As of February 28, 2007:

                                                                                           (iii) Number of Other Accounts and
                                  (ii) Number of Other Accounts Managed                     Assets for Which Advisory Fee is
                                       and Assets by Account Type                                 Performance-Based
                            Other                                                    Other
                         Registered          Other Pooled                          Registered        Other Pooled
(i) Name of              Investment           Investment             Other         Investment         Investment          Other
Portfolio Manager         Companies            Vehicles            Accounts         Companies          Vehicles          Accounts
                         ----------                                                ----------

Kevin J. Booth                      9                   2                   1                 0                 2                 0
                       $5,534,036,036      $  529,770,486      $   56,698,833    $            0    $  529,770,486    $            0
Mark J.
Williams                            8                  18                   1                 0                10                 0
                       $4,781,904,844      $6,003,278,704      $  158,013,679    $            0    $3,985,661,008    $            0

         (iv) Potential Material Conflicts of Interest

         BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

         As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

         (a)(3) As of February 28, 2007:

                  Compensation Program

                  BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

                  Base Compensation

                  Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

                  Discretionary Compensation

                  In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

                  Long-Term Retention and Incentive Plan (LTIP)

                  The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.

                  Deferred Compensation Program

                  A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers was paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

                  Options and Restricted Stock Awards

                  While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years.

                  Incentive Savings Plans

                  BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a stable value fund. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

                  Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns and income generation, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Registrant, these benchmarks are the same as the benchmark or benchmarks against which the investment performance, including risk-adjusted returns and income generation, of the Registrant or other accounts are measured. A group of BlackRock, Inc.'s officers determines which benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager.

                  The group of BlackRock, Inc.'s officers then makes a subjective determination with respect to the portfolio manager's compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. This determination may take into consideration the fact that a benchmark may not perfectly correlate to the way the Registrant or other accounts are managed, even if it is the benchmark that is most appropriate for the Registrant or other account. For example, a benchmark's return may be based on the total return of the securities comprising the benchmark, but the Registrant or other account may be managed to maximize income and not total return. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

         (a)(4) Beneficial Ownership of Securities. As of February 28, 2007, Mr. Booth beneficially owns stock issued by the Fund in the range of $100,001-$500,000. As of February 28, 2007, Mr. Williams does not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of Merrill Lynch's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Diversified Income Strategies Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    --------------------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Diversified Income Strategies Fund, Inc.

Date: April 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    --------------------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Diversified Income Strategies Fund, Inc.

Date: April 23, 2007


By: /s/ Donald C. Burke
    --------------------------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock Diversified Income Strategies Fund, Inc.

Date: April 23, 2007